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                                                                    EXHIBIT 31.2

                  CERTIFICATION BY THE CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Anthony J. Mendicino, certify that:


1.       I have reviewed this interim report on Form 10-Q/A of UGI Corporation;



2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report; and



3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report.






Date: February 4, 2005


                                          /s/ Anthony J. Mendicino
                                          -------------------------------------
                                          Anthony J. Mendicino
                                          Senior Vice President - Finance and
                                          Chief Financial Officer of
                                          UGI Corporation